                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                                ---------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)  December 30, 1998
                                                 --------------------


                          PLATINUM SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


         Delaware                     0-20740               33-0277592
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


       195 Technology Drive, Irvine, California               92618
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code        (949) 453-4000
                                                    ---------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report)

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               The following financial statements and exhibits are filed as part of this Report, where indicated.

        (a) Financial statements of business acquired, prepared pursuant to Rule 3.05 of Regulation S-X. (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 (No. 333-67577).)

        (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X.

        (c)    Exhibits in accordance with Item 601 of Regulation S-K:

                    Exhibit No.                  Description
                    -----------                  -----------
                        23.1      Consent of Ernst & Young LLP, Independent
                                  Auditors

                        23.2 Consent of PricewaterhouseCoopers LLP, Independent Accountants

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Platinum Software Corporation ("Platinum") of all the outstanding shares of DataWorks Corporation ("DataWorks") in a transaction accounted for as a purchase business combination and reflect adjustments based on the completion of an independent appraisal.

The unaudited pro forma condensed combined financial information is based on the consolidated financial statements of Platinum giving effect to the Merger under the assumptions and adjustments outlined in the accompanying notes to unaudited pro forma condensed combined balance sheet and statements of income. Such pro forma adjustments are based upon available information and upon certain assumptions that Platinum's management believes are reasonable under the circumstances. These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results or financial position that might have been achieved had the Merger occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position which may occur in the future.

The pro forma condensed combined balance sheet is provided as of September 30, 1998, giving effect to the Merger as though it had been consummated on that date. Pro forma combined condensed statements of income are provided for the three-month period ended September 30, 1998 and the fiscal year ended June 30, 1998, giving effect to the Merger as though it had occurred at the beginning of the earliest period presented.

Platinum's condensed financial information included in these pro forma financial statements is derived from its June 30, 1998 audited consolidated financial statements, and its September 30, 1998 unaudited condensed consolidated financial statements, not included herein. DataWorks' condensed financial information included in these pro forma financial statements was derived from its historical financial statements which are based on a fiscal year ending December 31. Accordingly, the results of operations for DataWorks included in the unaudited pro forma condensed combined statements of operations for the year ended June 30, 1998 and the three- month period ended September 30, 1998 were derived from its audited consolidated financial statements for the year ended December 31, 1997 and its unaudited consolidated financial statements for the nine months ended September 30, 1998, not included herein, and its unaudited financial statements for the six months ended June 30, 1998 not included herein.

Platinum's unaudited condensed consolidated financial statements as of and for the three-month period ended September 30, 1998, and DataWorks' unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 1998 have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinions of Platinum's and DataWorks' respective managements, include all adjustments necessary for a fair presentation of financial information for such interim periods.


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

             PLATINUM SOFTWARE CORPORATION AND DATAWORKS CORPORATION

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                 (in thousands)

                                                                Pro Forma         Pro Forma
                                          Platinum  DataWorks  Adjustments  Notes Combined
                                          --------  ---------  -----------  ----- ---------
Current assets:
  Cash and cash equivalents               $  6,640  $  23,785                     $  30,425
  Short-term investments                    12,553      9,897                        22,450
  Accounts receivable, net                  27,702     56,635    $ (2,358)    2      81,979
  Other current assets                       6,842     12,267         (43)    2      20,959
                                                                   (1,322)    3
                                                                     (821)    4
                                                                    4,036     8
                                          --------  ---------    --------         ---------
Total current assets                        53,737    102,584        (508)          155,813

Equipment, furniture and fixtures, net       9,335     11,077        (520)    2      14,116
                                                                   (5,157)    5
                                                                     (619)    5
Capitalized software costs, net              3,753      9,287     (10,093)    5       2,947
Intangible assets, net                         192     10,977      (2,372)    2      27,933
                                                                   19,136     5
Assets held for sale                            --         --       3,762     2       3,762
Other assets                                 1,473      3,921         (82)    2       5,143
                                                                     (169)    5
                                          --------  ---------    --------         ---------
Total assets                              $ 68,490  $ 137,846    $  3,378         $ 209,714
                                          ========  =========    ========         =========
Current liabilities:
  Accounts payable                        $  3,862  $  11,569    $   (594)    2   $  16,441
                                                                    1,604     3
  Other accrued liabilities                  8,185     13,218       4,173     1      32,925
                                                                     (385)    2
                                                                    1,500     3
                                                                    5,934     6
                                                                      300     7
  Deferred revenue                          15,474     15,192        (758)    2      29,908
  Current portion of long-term
       liabilities                              --        893                           893
                                          --------  ---------    --------         ---------
Total current liabilities                   27,521     40,872      11,774            80,167

Long-term liabilities                           26      2,381       9,081     8      11,488

Shareholders' equity:
  Preferred stock                            7,501                                    7,501
  Common stock                                  28     87,661     (87,661)    1          40
                                                                       12     1
  Additional paid-in capital               148,631                 83,488     1     232,119
  Less: notes receivable from officers     (11,563)                                 (11,563)
  Retained earnings (deficit)             (103,029)     6,296      (6,296)    1    (109,413)
                                                                   (6,384)    5
  Cumulative foreign currency
    translation                               (625)       636        (636)    1        (625)
                                          --------  ---------    --------         ---------
Total shareholders' equity                  40,943     94,593     (17,477)          118,059
                                          --------  ---------    --------         ---------
Total liabilities and shareholders'
   equity                                 $ 68,490  $ 137,846    $  3,378         $ 209,714
                                          ========  =========    ========         =========


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

             PLATINUM SOFTWARE CORPORATION AND DATAWORKS CORPORATION

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                            YEAR ENDED JUNE 30, 1998
                    (in thousands, except per share amounts)

                                                                  Pro Forma           Pro Forma
                                          Platinum    DataWorks  Adjustments   Notes  Combined
                                          --------    ---------  -----------   -----  ---------
Revenues:
  Software licenses                       $ 57,577    $ 84,657                         $142,234
  Maintenance & other services              40,406      70,331                          110,737
  Hardware                                      --      11,140                           11,140
  Royalty income                               505                                          505
                                          --------    --------     -------             --------
    Total revenues                          98,488     166,128          --              264,616

Cost of revenues:
  Software licenses                          5,990      10,186                           16,176
  Maintenance & other services              23,971      51,475                           75,446
  Hardware                                      --       8,563                            8,563
                                          --------    --------     -------             --------
    Total cost of revenues                  29,961      70,224          --              100,185
                                          --------    --------     -------             --------

Gross profit                                68,527      95,904          --              164,431

Operating expenses:
  Sales and marketing                       38,177      45,165                           83,342
  Research and development                  11,724      12,290                           24,014
  General and administrative                 7,145      21,310     $ 3,352         9     30,548
                                                                    (1,259)       10
  Acquisition and related costs                 --      15,565                           15,565
                                          --------    --------     -------             --------
Total operating expenses                    57,046      94,330       2,093              153,469

Income (loss) from operations               11,481       1,574      (2,093)              10,962
Other income, net                            1,866       1,457                            3,323
                                          --------    --------     -------             --------

Income (loss) before income taxes           13,347       3,031      (2,093)              14,285
Provision (benefit) for income taxes            --       3,242        (837)        8      2,405
                                          --------    --------     -------             --------

Net income (loss)                         $ 13,347    $   (211)    $(1,256)            $ 11,880
                                          ========    ========     =======             ========
Income (loss) before extraordinary gain
  per common share - basic                $   0.56    $  (0.02)                        $   0.34

Weighted average common shares              23,956      14,062                           35,456

Income (loss) before extraordinary gain
  per common share - diluted              $   0.45    $  (0.02)                        $   0.29

Weighted average common shares,
  assuming dilution                         29,716      14,062                           41,392

            PLATINUM SOFTWARE CORPORATION AND DATAWORKS CORPORATION

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                        QUARTER ENDED SEPTEMBER 30, 1998
                    (in thousands, except per share amounts)

                                                                  Pro Forma           Pro Forma
                                          Platinum    DataWorks  Adjustments   Notes  Combined
                                          --------    ---------  -----------   -----  ---------
Revenues:
  Software licenses                        $16,177     $18,550                         $ 34,727
  Maintenance & other services              14,039      22,865                           36,904
  Hardware                                      --       1,790                            1,790
  Royalty income                               113          --                              113
                                           -------    --------       -----             --------
    Total revenues                          30,329      43,205          --               73,534

Cost of revenues:
  Software licenses                          2,795       2,295                            5,090
  Maintenance & other services               7,271      16,819                           24,090
  Hardware                                      --       1,434                            1,434
                                           -------    --------       -----             --------
    Total cost of revenues                  10,066      20,548          --               30,614
                                           -------    --------       -----             --------

Gross profit                                20,263      22,657          --               42,920

Operating expenses:
  Sales and marketing                       10,953      12,881                           23,834
  Research and development                   2,797       3,687                            6,484
  General and administrative                 1,936       5,913       $ 838        9       8,372
                                                                      (315)      10
  Acquisition and related costs                 --         527                              527
                                           -------    --------       -----             --------
Total operating expenses                    15,686      23,008         523               39,217

Income (loss) from operations                4,577        (351)       (523)               3,703
Other income, net                              298         240                              538
                                           -------    --------       -----             --------

Income (loss) before income taxes            4,875        (111)       (523)               4,241
Provision (benefit) for income taxes           180         (40)       (209)       8         (69)
                                           -------    --------       -----             --------

Net income (loss)                          $ 4,695     $   (71)      $(314)             $ 4,310
                                           =======     =======       =====              =======
Income before extraordinary gain
  per common share - basic                 $  0.17     $  0.00                          $  0.11

Weighted average common shares              28,330      14,402                           39,830

Income before extraordinary gain
  per common share - diluted               $  0.16     $  0.00                          $  0.10

Weighted average common shares,
  assuming dilution                         30,009      14,402                           41,681


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

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

                             (DOLLARS IN THOUSANDS)


1. To record the issuance of 11.7 million shares of Platinum Common Stock in exchange for all outstanding shares of DataWorks, including the elimination of DataWorks' historical equity accounts. The total purchase price was determined as follows:

        Value of Platinum Common Stock                    $83,500
        Other direct acquisition expenses                   2,500
                                                          -------
                                                          $86,000
                                                          =======

    The valuation of the Platinum Common Stock is based on its weighted average closing price three days prior to and three days following the announcement of the Merger.

    In addition, DataWorks expects to incur approximately $1,673 in expenses to consummate the Merger.

2.  To reclassify certain assets held for sale.

3. To write-off prepaid royalties and establish reserves related to the termination of certain contractual arrangements between DataWorks and third parties under which DataWorks had agreed to sell third party software in connection with sales of DataWorks products.

4. To write-off DataWorks marketing literature and inventories that will be rendered obsolete by the Merger.

5. To write-off $10,093 of capitalized software for in-process projects that will be discontinued upon consummation of the merger, and to adjust the carrying value of DataWorks fixed assets, intangibles and other assets to fair value. Additionally, Platinum expects to allocate approximately $6,384 of the purchase price to the estimated value of DataWorks' in-process research and development, which will be immediately expensed upon consummation of the Merger.

    In the fourth calendar quarter of 1998, DataWorks expects to record non-recurring expenses of approximately $3,000. As a result, Platinum expects amounts assigned to intangible assets in the purchase price allocation, and annual and quarterly amortization thereof, to increase by $3,000, $600, and $150, respectively, from amounts reflected in the accompanying pro forma condensed combined balance sheet and statements of income.

6. To record estimated costs of severing DataWorks employees and office consolidations associated with the Merger. In addition, Platinum expects to incur approximately $6,000 of costs associated with severing its employees. Such amounts will be recorded in operations in the period that such costs are incurred, and are not reflected in the accompanying pro forma financial information.

7. To record estimated cost to settle customer disputes related to the discontinuance of certain DataWorks development projects.

8. To adjust deferred tax assets and liabilities from the Merger for the adjustments noted in 1. through 7. above and to record the tax benefit associated with the net increase in depreciation and amortization. Platinum currently has recorded a $46,495 valuation allowance on its net deferred tax assets, the majority of which pertains to net operating loss carryforwards, while DataWorks has paid taxes of approximately $4,000 in the past two years. No benefit has been recognized in the accompanying pro forma condensed combined balance sheet for the net deferred tax asset expected to be generated as a result of the acquisition. Any deferred tax assets that may be recognized upon consummation of the merger, would result in a corresponding reduction in the amount of the purchase price allocated to intangible assets.

9. To record additional amortization expense related to net increase in intangible assets. Such amounts are expected to be amortized over a period of five years.

10. To adjust depreciation of fixed assets resulting from its adjustment to fair value.

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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PLATINUM SOFTWARE CORPORATION


Date: February 12, 1999                     By:    /s/ PAUL MAZZARELLA
                                                 -------------------------------
                                                   Paul Mazzarella
                                                   Principal Accounting Officer

                                 EXHIBIT INDEX


        Exhibit No.                  Description
        -----------                  -----------
            23.1      Consent of Ernst & Young LLP, Independent
                      Auditors

            23.2      Consent of PricewaterhouseCoopers LLP,
                      Independent Accountants